Exhibit 99.1

June 2025 Innovating for Everyone Clinical - stage biopharmaceutical company focused on next generation therapeutics meeting unmet patient needs.

This presentation contains "forward - looking statements" within the meaning of the “safe - harbor” provisions of the Private Securities Litigation Reform Act of 1995 . These statements are identified by the use of words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential” and similar expressions that are intended to identify forward - looking statements . Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Hoth Therapeutics, Inc . (“Hoth” or the “Company”) to differ materially from the results expressed or implied by such statements . These forward - looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty . These forward - looking statements should, therefore, be considered in light of various important factors, including those set forth in Hoth’s reports that it files from time to time with the Securities and Exchange Commission (the “Commission”) and which you should review, including those statements under “Item 1 A – Risk Factors” in Hoth’s Annual Report on Form 10 - K, as amended by its Quarterly Reports on Form 10 - Q and other reports that Hoth files with the Commission . Important factors that could cause actual results to differ materially from those described in forward - looking statements contained in this presentation include, but are not limited to : the adverse impact on economies around the world of the ongoing COVID - 19 pandemic ; changes to our anticipated sources of revenues ; competitive conditions ; difficulties in obtaining regulatory approvals for the Company’s product candidates ; changes in economic and political conditions ; the success of our research and development initiates ; and other factors . These forward - looking statements should not be relied upon as predictions of future events and Hoth cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur . If such forward - looking statements prove to be inaccurate, the inaccuracy may be material . You should not regard these statements as representation or warranty by Hoth or any other person that we will achieve our objectives and plans in any specified timeframe, or at all . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . The Company disclaims any obligations to publicly update or release any revisions to the forward - looking information contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated events, except as required by law . : HOTH Safe Harbor Statement

At Hoth Therapeutics, we strive to develop innovative, impactful, and ground - breaking treatments with a goal to improve patient quality of life . We are a catalyst in early - stage pharmaceutical research and development, elevating promising drugs from the bench to pre - clinical and clinical testing . Utilizing a patient - centric approach, we collaborate and partner with a team of scientists, clinicians, and key opinion leaders to seek out and investigate medications that hold immense potential to create breakthroughs and diversify treatment options . Our mission is to bring value to both our shareholders and our patient populations . : HOTH Our Mission

Key Investment Highlights : HOTH Clinical Programs Robust Pre - Clinical Development Programs Targeting Unmet Medical Needs to Address Broad Market Experienced Management and Advisory Board

Pipeline : Multiple Shots on Goal : HOTH LAUNCH PHASE 3 PHASE 2 PHASE 1 IND - ENABLING PRECLINICAL PROOF OF CONCEPT DISEASE PRODUCT Mast - Cell Derived Cancers HT - KIT Oncology Alzheimer’s Disease HT - ALZ Neurology Skin Toxicity associated with EGFR Inhibitors Atopic Dermatitis HT - 001 BioLexa Dermatology Asthma HT - 004 Inflammatory

Primary Development : HOTH HT - 001 Topical Gel HT - KIT Injection HT - ALZ Oral Soluble Film BioLexa Lotion

HT - 001 : Value Proposition : HOTH Market Growth: EGFR Inhibitor Skin Toxicity market predicted to grow from $52M in 2018 to $391M by end of 2030* Mechanism of Action: 12 - week study conducted at GW suggests the topical application of HT - 001 significantly reduces erlotinib - induced cutaneous toxicities applied preventatively or proactively. It supports that HT - 001 may be used as a topical intervention to treat EGFR - inhibitor - induced cutaneous toxicity.** Addresses Unmet Need: No current approved product on the market that specifically treats EGFR inhibitor cutaneous toxicities, which occur in up to 90% of patients undergoing EFGR inhibitor therapy.*** *EGFR Inhibitors - Induced Skin Disorders - Market Insights, Epidemiology, and Market Forecast - 2030 **https://ir.hoththerapeutics.com/ht - 001 ***https://jamanetwork.com/journals/jamadermatology/article - abstract/2767656

Recent & Upcoming Milestones : HT - 001 Topical Gel : HOTH Q1 2023 Initiated Phase 2a Clinical Trial in Open Label Cohort Q4 2024 All Clinical Sites Active and Enrolling in Open Label and Double - Blind Randomized Cohorts Q1 2025 Initial Interim Open Label PK Cohort Data Q4 2025 Full Data Set for Open Label PK Cohort

IND - Opening Trial : CLEER - 001 Phase 2a Dose Ranging Study : HOTH A Randomized, Placebo - Controlled, Parallel Phase 2a Dose Ranging Study to Investigate the Efficacy, Safety, and Tolerability of Topical HT - 001 for the Treatment of Cutaneous Toxicities Associated with EGFR Inhibitors 2 Parts – Parallel Study Design: • Part 1: Open - label treatment with HT - 001 2% for 6 weeks (PK cohort) • Part 2: Randomized double - blind treatment with HT - 001 0.5%, 1%, 2% or placebo Open - Label PK Cohort (6 weeks treatment + 2 weeks follow - up) N = 12 patients Part 1 Randomized, Double Blind Period (6 weeks treatment + 2 week treatment follow - up) N = 140 patients Part 2

: HOTH HT - 001 505 (b)(2) Development Pathway Current estimated dates; pending FDA meetings for phase 2b/phase 3 clinical studies NDA Submission IND Submission 2023 Phase 2a Clinical Study (US only) 2024 EOP2 FDA Meeting 2025 2026 Phase 2b Clinical Study (TBD) Phase 3 Clinical Study (s) Chronic Toxicology Studies Registration Batches Type C FDA Meeting 2027 2028 In - Process 2029 Pre - NDA Meeting

Nasdaq: HOTH

Proactive Topical HT-001 Significantly Reduces EGFR Inhibitor-Induced Cutaneous Toxicity

Erlotinib (noVeh C) – Week 12



Erlotinib + Topical HT-001 Initiated Week 1 – Week 12



Erlotinib + Topical HT-001 Initiated Week 6 – Week 12



Group	Change Compared to Erlotinib Only Group: **Facial Skin Lesions at 12 weeks**	Change Compared to Erlotinib Only Group: **Hair Loss at 12 weeks**
Preventative Topical HT-001 + Erlotinib	58.5% Reduction (p<001 vs Erl and p<0.01 vs control)	56.2% reduction in hair loss (p<0.001 vs Erl and p<0.001 vs control)
Proactive (week 6) Topical HT-001 + Erlotinib	47.8% reduction (p<0.001 vs Erl and p<0.001 vs control)	44.4% reduction in hair loss (p<0.001 vs Erl and p<0.001 vs control)

HOTHTHERAPEUTICS

Nasdaq: HOTH

HT-KIT:
Value Proposition

Market Growth: Global systemic mastocytosis treatment revenue is $128M and projected to grow at 5.8% CAGR through 2031*

Mechanism of Action: HT-KIT is an antisense oligonucleotide that results in non-functional cKIT via mRNA frameshift.**

Addresses Unmet Need: KIT D816V mutation found in >80% of adult systemic mastocytosis cases results in confirmational changes that make some tyrosine kinase inhibitor drugs ineffective.**

cKIT is also implicated in gastrointestinal stromal tumors, acute myeloid leukemia, and other rare cancers

HOTHTHERAPEUTICS

*Global Systemic Mastocytosis Treatment Market Research Report, January 2022, Market.US

**Snider et al., Targeting KIT by frameshifting mRNA transcripts as a therapeutic strategy for aggressive mast cell neoplasms, Molecular Therapy (2021), https://doi.org/10.1016/j.ymthe.2021.08.009

Recent & Upcoming Milestones : HT - KIT Injection : HOTH Q4 2023 Pre - IND Meeting with FDA and strategy confirmed Q1 2024 IND - enabling animal toxicology studies initiated Q1 2025 GLP animal studies and GMP API manufacturing initiation target Q1 2026 IND Submission target

HT - KIT Orphan Drug Development Pathway : HOTH Pivotal Clinical Studies (TBD) Current estimated dates; pending FDA meetings for clinical studies. Preclinical Dosing Studies Pre - IND Meeting 2023 2024 API Manufacturing 2025 Phase 1b Safety and Preliminary Efficacy Study in patients with mastocytosis IND Submission 2026 Clinical Readiness: • Formulation Development • Toxicology studies • GMP Drug Manufacture • Clinical Protocol Development In - Process

Nasdaq: HOTH

Systemic delivery of human HT-KIT inhibits tumor growth in a humanized xenograft mast cell neoplasia model



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Figures from Douglas B. Snider1, Greer K. Arthur1, Guido H. Falduto2, Ana Olivera2, Lauren C. Ehrhardt-Humbert1, Emmaline Smith1, Cierra Smith1, Dean D. Metcalfe2 and Glenn Cruse1 (1Department of Molecular Biomedical Sciences, CVM, NC State University 2Laboratory of Allergic Diseases, NIAID, NIH). Targeting KIT by frameshifting mRNA transcripts as a therapeutic strategy for aggressive mast cell neoplasms. Poster presentation at ASCO June 2021.

HOTHTHERAPEUTICS

Nasdaq: HOTH

HT-KIT Reduces Liver Infiltration of Neoplastic Mast Cells in a Humanized Xenograft Model of Mast Cell Neoplasia



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Figures from Douglas B. Snider1, Greer K. Arthur1, Guido H. Falduto2, Ana Olivera2, Lauren C. Ehrhardt-Humbert1, Emmaline Smith1, Cierra Smith1, Dean D. Metcalfe2 and Glenn Cruse1 (1Department of Molecular Biomedical Sciences, CVM, NC State University 2Laboratory of Allergic Diseases, NIAID, NIH). Targeting KIT by frameshifting mRNA transcripts as a therapeutic strategy for aggressive mast cell neoplasms. Poster presentation at ASCO June 2021.

HOTHTHERAPEUTICS

HT - ALZ : Value Proposition : HOTH *https:// www.acumenresearchandconsulting.com/alzheimers - disease - treatment - market **Martinez AN, Philipp MT. Substance P and Antagonists of the Neurokinin - 1 Receptor in Neuroinflammation Associated with Infectious and Neurodegenerative Diseases of the Central Nervous System. J Neurol Neuromedicine. 2016;1(2):29 - 36. doi:10.29245/2572.942x/2016/2.1020 **Severini C, Petrella C, Calissano P. Substance P and Alzheimer's Disease: Emerging Novel Roles. Curr Alzheimer Res. 2016;13(9):964 - 72. doi: 10.2174/1567205013666160401114039. PMID: 27033058. Market Growth: The Global Alzheimer’s Disease Treatment Market is expected to grow at a CAGR of around 12.8% from 2020 to 2027 and reach the market value of over $5.2B by 2027.* Mechanism of Action: HT - ALZ targets the Substance P/Neurokinin - 1 Receptor pathway** in the brain, which has both negative (inflammatory) and positive (anti - amyloidogenic, memory, neuroprotective) roles in Alzheimer’s disease. Addresses Unmet Need: : There are currently no drugs approved that are considered disease modifying and demonstrate cognitive improvement. Preclinical data with HT - ALZ indicates HT - ALZ may provide reduced neuroinflammation and significant improvements in cognitive functions such as memory and learning.

Recent & Upcoming Milestones : HT - ALZ Oral Soluble Film : HOTH Q2 2024 HT - ALZ Formulation Work initiated Q3 2024 US Patent Office Awarded HT - ALZ Patent Q3 2024 Preclinical Studies completed at WashU 2025 Pre - IND Meeting Submission

HT - ALZ 505 (b)(2) Development Pathway : HOTH Continuation Of Clinical Studies (TBD) Current estimated dates; pending FDA meetings for clinical studies. 2023 Clinical Readiness: • Toxicology studies • GMP Drug Manufacture • Clinical Protocol Development • Site Selection and Activation Pre - IND Meeting 2024 Type C FDA Meeting 2025 2026 2027 Phase 1b PK/PD Clinical Study IND Submission In - Process Chronic Dose AD Mouse Model Studies Formulation Development In - Process

Biolexa : Value Proposition : HOTH Market Growth: Atopic dermatitis market predicted to grow from $6.4B in 2017 to $18.3B by end of 2027* Mechanism of Action: Novel mixture of two previously approved compounds targeting the underlying Staphylococcus aureus infection hypothesize to potentiate Atopic Dermatitis (AD) or eczema flares - First compound prevents biofilm formation, which protects the underlying infection, allowing the second, an antibiotic, to more effectively treat the underlying infection. Addresses Unmet Need: Non - corticosteroid treatment targeted for treatment of both pediatric and adult mild to moderate AD populations *Atopic Dermatitis Market – Global Industry Analysis, Size and Forecast, 2017 - 2027

Recent & Upcoming Milestones : BioLexa Lotion : HOTH 2021 Phase 1b Cohort 1 with healthy subjects completed Dec 2021 Phase 1b cohort in patients with mild to moderate atopic dermatitis initiated Sep 2022 Open Label dosing portion of Phase 1b Study is completed 2023 Data Readout from Phase 1b Clinical Study

BioLexa Phase 1b Clinical Study Design : HOTH A Randomised, Double - Blind, Vehicle Controlled, Sequential Group Study to Determine the Safety, Tolerability, Pharmacokinetics and Efficacy of Twice Daily Application of Topical BioLexa in Adult Healthy Subjects and Patients with Mild to Moderate Atopic Dermatitis

BioLexa : Proof - of - Concept Results : HOTH This study concluded that the combination of gentamicin and Ca - DTPA is more effective to reduce bacteria growth and inhibit the formation of biofilms than each compound individually. Miller School of Medicine, of the University of Miami and University of Cincinnati - Determination of the effects of a novel antimicrobial agent used in conjunction with Gentamicin on Staphylococcus aureus using a porcine model: preliminary evaluations Jose Valdes, Joel Gil, Andrew Herr, Andrew Harding and Stephen Davis Miller School of Medicine, of the University of Miami and University of Cincinnati - Determination of the effects of a novel antimicrobial agent used in conjunction with Gentamicin on Staphylococcus aureus using a porcine model: preliminary evaluations Jose Valdes, Joel Gil, Andrew Herr, Andrew Harding and Stephen Davis DTPA Alone Gentamicin Alone Combination Reduced Bacteria Below LOQ

Preclinical Development : HOTH HT - 004

HT - 004 : Value Proposition : HOTH Market Growth: The global asthma therapeutics market reached a value of $17.6B in 2020. The market is expected to reach a value of $19.13B by 2026, expanding at a CAGR of 1.60% during 2021 - 2026.* Mechanism of Action: Target IgE receptor trafficking to prevent downstream inflammatory pathways Addresses Unmet Need: New class of drug for maintenance treatment of asthma with potential for a better safety profile *Asthma Therapeutics Market: Global Industry Trends, Share, Size, Growth, Opportunity and Forecast 2021 - 2026, imarc

HT - 004 : Asthma & Allergic Inflammation : HOTH 0 1 2 3 4 5 Bronchiolar inflammation score n.s. **** **** • Peribronchiolar Inflammation was reduced by inhalation of HT - 004 that targets FcER 1 - beta alternative exon splicing . • Ovalbumin inhalation induced airway - centric recruitment of inflammatory cells predominated by eosinophils admixed with lymphocytes, macrophages, and fewer mast cells. • Inflammatory cell recruitment was minimal in lungs of mice lacking the ovalbumin - induced allergic airway disease and administered only PBS vehicle control. • Inflammatory cell recruitment was moderate to marked resulting in expansion of peribronchiolar connective tissues by several cells thick in some areas for mice in control treatment groups with ovalbumin - induced allergic airway disease (vehicle control and oligo (non - target) control. • Despite ovalbumin - induced allergic airway induction, lungs from mice receiving inhalation of HT - 004 had reduced inflammatory cell recruitment around bronchioles.

Investment Highlights : HOTH Programs in Clinical Stage of Development Diverse and Robust Pipeline of Pre - Clinical Candidates Clean Financials Experienced Management, Board and Scientific Advisors • Addressing multi - billion - dollar unmet market opportunities across indications • HT - 001 – no approved product/competitor currently on the market, clinical trial currently enrolling • HT - KIT – Pre - IND Meeting with FDA successful and IND - enabling tox studies and development underway in 2025 • Offers strong intellectual property portfolio, including exclusive licenses to patents and trademarks • Multiple shots on goal with diversified portfolio and market • Multiple assets have platform technology possibilities • 13.2 million shares outstanding (as of June 6, 2025) • Cash on hand is sufficient to take company through the clinical and pre - clinical programs currently in development • Experienced management team, board of directors and scientific advisors with proven financial, capital markets and drug development experience

Thank You. : HOTH : HOTH Contact Information Investor Relations: Hoth Therapeutics, Inc. investorrelations@hoththerapeutics.com